UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2014
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Base Salary Increases

On February 4, 2014, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Tesoro Corporation (the “Company”) approved base salaries for the Chief Executive Officer and other named executive officers, effective February 9, 2014, as follows:

Named Executive Officers & Title	New Base Salary
Gregory J. Goff, President and Chief Executive Officer	$1,500,000
G. Scott Spendlove, Senior Vice President and Chief Financial Officer	$500,871
Charles S. Parrish, Executive Vice President, General Counsel and Secretary	$558,700
David K. Kirshner, Senior Vice President, Commercial	$495,000

2013 Incentive Compensation Payments

On February 4, 2014, the Compensation Committee approved the payments under the 2013 Incentive Compensation Program (the “2013 ICP” or the “2013 Program”) for our Chief Executive Officer and other named executive officers, as follows:

Named Executive Officers	2013 Annual Bonus Payment
Gregory J. Goff	$1,985,385
G. Scott Spendlove	$296,382
Charles S. Parrish	$508,351
David K. Kirshner	$301,455

2014 Incentive Compensation Program

On February 4, 2014, the Compensation Committee approved the terms of the 2014 Incentive Compensation Program (the “2014 ICP” or the “2014 Program”). In addition, the Compensation Committee approved the target payouts for our Chief Executive Officer other named executive officers.  Similar to the 2013 Program, the 2014 Program consists of two components: Corporate and Business Unit performance outlined below.

Named Executive Officers	Corporate Weighting	Business Unit Weighting
Gregory J. Goff	100%	—
G. Scott Spendlove	68%	32%
Charles S. Parrish	70%	30%
David K. Kirshner	50%	50%

The performance results of the Company and the individual business units may be adjusted to take into account unbudgeted business decisions, unusual or non-recurring items, and other factors, as approved by the Compensation Committee, to determine the total amount, if any, available under the 2014 ICP. The Compensation Committee also has discretion to adjust individual awards based on their assessment of an individual executive's performance relative to successful achievement of goals, business plan execution, and other leadership attributes.

Component 1 - Corporate Performance - measured against target with the range of outcomes between 0% and 200%. Corporate performance metrics include the following:

•
Achievement of earnings before interest, taxes, depreciation and amortization (“EBITDA”) measured on a margin neutral basis (this is the most heavily weighted metric, constituting 50% of the bonus opportunity for the corporate performance component)

•	Safety - Targeted improvement in recordable incidents (this metric constitutes 5% of the bonus opportunity for the corporate performance component)

•	Process Safety Management - Targeted improvement in the number of process safety incidents (this metric constitutes 5% of the bonus opportunity for the corporate performance component)

•	Environmental - Targeted improvement in the number of environmental incidents (this metric constitutes 5% of the bonus opportunity for the corporate performance component)

•	Cost Management - Measurement of non-capital cash expenditure versus budget (this metric constitutes 17.5% of the bonus opportunity for the corporate performance component)

•	Business Improvement - Targeted improvements from value creation projects/initiatives (this metric constitutes 17.5% of the bonus opportunity for the corporate performance component)

Component 2 - Business Unit Performance - measured against target with the range of outcomes between 0% to 200%. Business Unit performance is measured through balanced scorecards with performance metrics including, but not limited to:

•	Safety and Environmental

•	Cost Management

•	Improvements in EBITDA

•	Business improvement and value creation initiatives

The business units used for each of the named executive officers other than the Chief Executive Officer and the target payout amounts are as follows:

Named Executive Officers	Business Unit	Total Target Payout Amount*
Gregory J. Goff	N/A	150%
G. Scott Spendlove	Finance and Accounting	70%
Charles S. Parrish	Legal	75%
David K. Kirshner	Commercial	70%

*Percentage to be applied to base salary earnings during the 2014 calendar year.

Form Agreement for 2014 Awards Under the Company's 2011 Long-Term Incentive Plan

On February 4, 2014, the Compensation Committee approved (1) the form of 2014 Grant Letter (the “PS Grant Letter”) pursuant to which Performance Shares were issued under the Company's 2011 Long-Term Incentive Plan (the “Plan”) as well as the related Summary of Key Provisions for Performance Share Awards Granted (the “PS Key Provisions”) and (2) the form of 2014 Grant Letter (the “MSU Grant Letter”) pursuant to which market stock units were issued under the Plan, as well as the Summary of Key Provisions for Market Stock Unit Award Granted (the “MSU Key Provisions”). These documents were used to set forth the terms of 2014 grants of performance shares and market stock units to certain participants under the Plan, including the Company's named executive officers.
The PS Key Provisions contemplate that performance shares of the Company's common stock contingent upon the achievement of certain performance goals will vest at the end of the 36 month performance period which lasts from January 1, 2014 through December 31, 2016. Upon vesting at the end of the performance period, awards will be adjusted based on achievement of the applicable performance conditions.
The MSU Grant Letter and MSU Key Provisions contemplate that market stock units pursuant to which shares of the Company's common stock will be earned at vesting based on stock price performance will vest at the end of the 36 month performance period which lasts from February 4, 2014 through February 4, 2017. Upon vesting at the end of the performance period, the number of shares earned will be adjusted by multiplying the factor of the average closing stock price for the 30 days prior to the vesting date over the average closing stock price for the 30 days prior to the grant date.

The foregoing description is qualified in its entirety by reference to the actual terms of the PS Grant Letter, PS Key Provisions, MSU Grant Letter and MSU Key Provisions, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K.
Grant of Awards to Named Executive Officers

On February 4, 2014, the Compensation Committee approved the following grants of awards to the Chief Executive Officer and other named executive officers:

Grants of Awards to Named Executive Officers

Named Executive Officers & Title	Number of Performance Shares TSR Metric	Number of Performance Shares ROCE Metric	Number of Market Stock Units
Gregory J. Goff	27,709	32,115	54,672
G. Scott Spendlove	3,079	3,569	6,075
Charles S. Parrish	3,079	3,569	6,075
David K. Kirshner	3,239	3,754	6,390

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Tesoro Corporation 2014 Performance Share Award Grant Letter.
10.2	Tesoro Corporation 2014 Market Stock Unit Award Grant Letter.
10.3	Tesoro Corporation Performance Share Awards Granted in 2014 Summary of Key Provisions.
10.4	Tesoro Corporation Market Stock Unit Awards Granted in 2014 Summary of Key Provisions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 7, 2014

TESORO CORPORATION
By:	/s/ CHARLES S. PARRISH
Charles S. Parrish
Executive Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

10.1	Tesoro Corporation 2014 Performance Share Award Grant Letter.
10.2	Tesoro Corporation 2014 Market Stock Unit Award Grant Letter.
10.3	Tesoro Corporation Performance Share Awards Granted in 2014 Summary of Key Provisions.
10.4	Tesoro Corporation Market Stock Unit Awards Granted in 2014 Summary of Key Provisions.